(File Nos. 2-67052 and 811-3023)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Forum Funds

3 Canal Plaza

Portland, Maine 04101

(207) 347-2000

Michael J. Savitz

Atlantic Fund Administration, LLC

3 Canal Plaza

Portland, Maine 04101

Copies to:

Robert J. Zutz, Esq.

K&L Gates LLP

1601 K Street NW

Washington, D.C. 20006

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

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4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BROWN ADVISORY FLEXIBLE VALUE FUND

(Formerly known as Flag Investors – Equity Opportunity Fund)

3 Canal Plaza

Portland, Maine 04101

October     , 2008

Dear Shareholder:

The Board of Trustees of Forum Funds (the “Trust”) has called a special meeting of the shareholders of the Brown Advisory Flexible Value Fund (formerly known as the Flag Investors – Equity Opportunity Fund), a series of the Trust (the “Fund”), to approve a new Investment Advisory Agreement for the Fund between the Trust and Brown Investment Advisory Incorporated (“Brown”) (the “New Agreement”). The meeting is scheduled to be held on November 6, 2008.

For the period of November 30, 2006 (commencement of operations of the Fund) through July 30, 2008, Alex. Brown Investment Management, LLC (“ABIM”) served as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Trust and ABIM (the “Original Agreement”). During that period, ABIM was independent and privately owned with the controlling interest held by certain of its employees, (collectively, the “ABIM Owners”). On July 31, 2008, the ABIM Owners and Brown Advisory Holdings Incorporated (“Holdings”) completed a transaction (the “Transaction”) which resulted in ABIM becoming a subsidiary of Holdings. Brown is an indirect, wholly-owned subsidiary of Holdings, and is the investment adviser to the Brown Advisory Funds, a family of mutual funds that are series of the Trust.

Since the Transaction would result in a change of control of ABIM, and thus an assignment and termination of the Original Agreement pursuant to the terms of such agreement and the Investment Company Act of 1940, as amended, the Trust’s Board of Trustees (the “Board”), at a special meeting held on July 23, 2008, terminated the Original Agreement effective at the close of business on July 30, 2008, prior to the completion of the Transaction, and appointed ABIM, with its new ownership, as the Fund’s investment adviser pursuant to an interim Investment Advisory Agreement between the Trust and ABIM with respect to the Fund dated July 31, 2008 (the “Interim Agreement”). The Interim Agreement will remain in effect for 150 days from the date of its effectiveness or until the date that the Fund’s shareholders approve a new investment advisory agreement, whichever is earlier.

The Board unanimously approved the New Agreement with Brown at its August 27, 2008 meeting. The terms of the New Agreement are identical in all material respects to those of the Original Agreement but for the effective date and the identity of the investment adviser. In particular, the fee rates payable under the New Agreement are identical to the rates payable under the Original Agreement. Furthermore, the Fund will be managed in the same way and by the same portfolio managers as under the Original Agreement with ABIM The Board recommends that you vote “FOR” the approval of the New Agreement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE MEETING. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN NOVEMBER 5, 2008. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT (800)                 .

We appreciate your participation and prompt response and thank you for your continued support of the Fund.

Sincerely,

Stacey Hong

President, Forum Funds

BROWN ADVISORY FLEXIBLE VALUE FUND

(formerly known as Flag Investors – Equity Opportunity Fund)

3 Canal Plaza

Portland, Maine 04101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 6, 2008

To the Shareholders of the Brown Advisory Flexible Value Fund (formerly known as the Flag Investors — Equity Opportunity Fund):

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Brown Advisory Flexible Value Fund (formerly known as the Flag Investors – Equity Opportunity Fund, the “Fund”), a series of Forum Funds (the “Trust”), will be held at the offices of Atlantic Fund Administration, LLC, Suite 300, 3 Canal Plaza, Portland, Maine 04101 on November 6, 2008 at              (Eastern time). The purpose of the Meeting is:

1.	To approve a new Investment Advisory Agreement for the Fund between the Trust and Brown Investment Advisory Incorporated; and

2.	To transact such other business as may properly come before the Meeting.

The Trust’s Board of Trustees has fixed the close of business on September 19, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Please carefully read the accompanying Proxy Statement.

By Order of the Board of Trustees,

Lina Bhatnagar

Secretary

Portland, Maine

October     , 2008

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO VOTE EITHER (1) ON THE ENCLOSED PROXY, BY DATING AND SIGNING IT, AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED; (2) BY CALLING (TOLL FREE), THE TELEPHONE NUMBER ON YOUR PROXY CARD; OR (3) BY LOGGING ONTO THE INTERNET ADDRESS ON YOUR PROXY CARD.

PROXY STATEMENT

Brown Advisory Flexible Value Fund

(formerly known as Flag Investors – Equity Opportunity Fund)

3 Canal Plaza

Portland, Maine 04101

Special Meeting of Shareholders

November 6, 2008

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Forum Funds (the “Trust”), on behalf of the Brown Advisory Flexible Value Fund (formerly known as the Flag Investors – Equity Opportunity Fund, the “Fund”), a series of the Trust, to approve a new Investment Advisory Agreement between the Trust and Brown Investment Advisory Incorporated (“Brown”) with respect to the Fund (the “Proposal”). The Trust is a registered open-end investment company whose executive offices are located at 3 Canal Plaza, Portland, Maine 04101. Proxies will be voted at a special meeting of shareholders (the “Meeting”) of the Fund to be held at the offices of the Fund’s administrator, Atlantic Fund Administration, LLC (“Atlantic”), 3 Canal Plaza, Portland, Maine 04101 on November 6, 2008 at              (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Notice of Meeting, this Proxy Statement and the proxy card are first being mailed to shareholders on or about October     , 2008.

The Board has fixed the close of business on September 19, 2008 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. As of the Record Date, there were              shares and              shares outstanding of the Fund’s A Shares and Institutional Shares, respectively. A Shares and Institutional Shares will vote together on the Proposal. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date. Shares may be voted in person or by proxy. One-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business at the Meeting. All properly executed proxies received on or before November 5, 2008 will be counted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein. Proxies received after that date will be counted only if the Meeting is adjourned.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast at the Meeting. Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve the Proposal may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and broker non-votes have the effect of votes “Against” the Proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled “Abstain” would result in the shares covered by the proxy being treated as if they were voted “Against” the Proposal.

If a choice is not specified on an executed proxy that is returned in time to be voted at the Meeting, the proxy will be voted “FOR” the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote for the Proposal as “For” such an adjournment; provided, however, any proxies required to be voted against the Proposal will be voted “Against” such adjournment. Abstentions and broker non-votes will not be voted “For” or “Against” any adjournment. A shareholder vote may be taken on the Proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

Approval of the Proposal by the Fund requires the affirmative vote of either (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

You may vote on the Proposal by utilizing one of the following options:

By Mail:	Complete the enclosed proxy card (“Proxy Card”) and return it in the postage paid envelope provided.
By Telephone:	Call the Toll-Free number on your Proxy Card.
By Internet:	Use the Internet address on your Proxy Card.
In Person:	Attend the Meeting in person at (Eastern time) on November 6, 2008, at the offices of Atlantic, 3 Canal Plaza, Suite 300, Portland, Maine 04101.

If you plan to vote by mail, you should complete the Proxy Card by:

(1)	Indicating whether you vote “FOR”, “AGAINST”, or “ABSTAIN” from voting on the Proposal by checking the appropriate box on the Proxy Card;

(2)	Signing and dating the Proxy Card; and

(3)	Returning the Proxy Card in the enclosed postage-paid envelope.

To change your vote, you may send a written notice of revocation to Atlantic, at 3 Canal Plaza, Portland, Maine, 04101, or by personally casting a vote at the Meeting. The letter must:

(1)	Identify you;

(2)	State that as a Fund shareholder, you revoke your prior vote; and

(3)	Indicate your approval, disapproval or abstention from voting with respect to the Proposal.

The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, or by employees of Brown or Alex. Brown Investment Management, LLC (“ABIM”), the Fund’s current investment adviser. Brown and/or ABIM will bear all of the costs of the Meeting and the preparation, printing, mailing and solicitation of this Proxy Statement and the tabulation of the Proxy Cards.

PROPOSAL:	APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND BROWN INVESTMENT ADVISORY INCORPORATED

Background Information

For the period of November 30, 2006 (commencement of operations of the Fund) through July 30, 2008, ABIM served as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Trust and ABIM (the “Original Agreement”). During that period, ABIM was independent and privately owned with the controlling interest held by certain of its employees, including Bruce Behrens, J. Dorsey Brown, Hobart Buppert, Lee Owen, and Robert Hutchings Vernon (collectively, the “ABIM Owners”). The Board initially approved the Original Agreement at its August 8, 2006 meeting, and the Fund’s initial shareholder, Foreside Fund Services, LLC (“Foreside”), approved the Original Agreement on November 29, 2006 by written consent. Pursuant to the terms of the Original Agreement, the agreement was to remain in effect for two years from the date of its effectiveness and thereafter for successive annual periods provided that such continuance was specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s trustees who are not parties to the agreement or interested persons of any such party (other than as trustees of the Trust) (the “Independent Trustees”). During the period from November 30, 2006 (commencement of operations) through the end of the fiscal year on October 31, 2007, $45,268 in advisory fees were payable under the Original Agreement, all of which were waived by ABIM pursuant to contractual expense limitation arrangements in place for the Fund, under which ABIM also reimbursed $157,918 in Fund expenses during this period.

On July 31, 2008, the ABIM Owners sold their interest in ABIM to Brown Advisory Holdings Incorporated (“Holdings”) pursuant to a contribution agreement, with the result that ABIM became an indirect, wholly-owned subsidiary of Holdings (the “Transaction”). Brown is the investment advisor to the Brown Advisory Funds, a family of mutual funds that are series of the Trust. Since the Transaction would result in a change of control of ABIM, and thus an assignment and termination of the Original Agreement pursuant to the terms of such agreement and the 1940 Act, the Board, at a special telephonic meeting held on July 23, 2008, terminated the Original Agreement effective as of the close of business on July 30, 2008, and appointed ABIM, with its new ownership, as the Fund’s investment adviser pursuant to an interim Investment Advisory Agreement between the Trust and ABIM with respect to the Fund dated July 31, 2008 (the “Interim Agreement”).

Following the Transaction, Brown has consolidated its investment management operations with those of ABIM, and the officers and employees of ABIM, including those involved in managing the Fund, have become officers and employees of Brown, and the Fund has become a member of the Brown Advisory Funds family of funds. In furtherance of this change, the name of the Fund was changed, effective October 1, 2008, from the “Flag Investors – Equity Opportunity Fund” to the “Brown Advisory Flexible Value Fund”. In addition, the investment adviser for the Fund is being changed from ABIM to Brown, subject to shareholder approval. The change of investment adviser does not represent any change in the Fund’s investment objective, policies, style or strategies, nor in the personnel principally involved in the management of the Fund’s portfolio, who will continue to function as such as officers and employees of Brown.

At a meeting on August 27, 2008, the Board approved a new Investment Advisory Agreement for the Fund between Brown and the Trust (the “New Agreement”). The terms of the New Agreement are identical in all material respects to those of the Original Agreement but for the effective date and the identity of the investment adviser, and certain minor differences noted below on pages [4-5]. The Board recommends that you vote “FOR” the approval of the New Agreement.

The Interim Agreement

The Interim Agreement was approved by the Board, including the Independent Trustees, at a special telephonic meeting held on July 23, 2008. The Board, including the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Agreement were equivalent to the scope and quality of services provided under the Original Agreement. The terms of the Interim Agreement are identical in all material respects to those of the Original Agreement, except for the effective period. The Interim Agreement provides for a termination date no later than 150 days from the date of the termination of the Original Agreement or upon approval of a new investment advisory agreement with ABIM by the Fund’s shareholders, whichever is earlier. The Interim Agreement can also be terminated at any time by the Board on 60 days’ written notice to ABIM, or by ABIM on 60 days’ written notice to the Trust. If the New Agreement is approved by the Fund’s shareholders, the Board intends to terminate the Interim Agreement, effective concurrently with the effectiveness of the New Agreement, so that the Interim Agreement would be replaced by the New Agreement; and ABIM intends to waive any requirement of advance notice of termination.

The New Agreement

The Board, including the Independent Trustees, unanimously approved the New Agreement for the Fund at its August 27, 2008 meeting, subject to approval of the New Agreement by the Fund’s shareholders. The terms, including the advisory fee, of the New Agreement are identical in all material respects to those of the Original Agreement; certain minor differences are noted below. The New Agreement is the same form of investment advisory agreement that is currently in effect between Brown and the Trust with respect to the Brown Advisory Funds.

Under the New Agreement, the Trust will engage Brown, subject to the direction and control of the Board, and Brown will manage the investment and reinvestment of the assets of the Fund. For rendering investment advisory services to the Fund, Brown will receive the same fees from the Fund under the New Agreement that ABIM received under the Original Agreement (and receives under the Interim Agreement): an annual fee of 0.85% of the first $100 million in average daily net assets of the Fund, 0.75% of the next $400 million of such assets, and 0.65% of the remaining average daily net assets.

The New Agreement requires Brown to:

(1)	make decisions with respect to all purchases and sales of securities and other investment assets in the Fund;

(2)	furnish to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports concerning the performance and operation of the Fund;

(3)	maintain records relating to the advisory services rendered to the Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders; and

(4)	provide the Fund’s custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund’s assets.

The New Agreement permits Brown to perform investment advisory services for entities other than the Trust and the Fund. The New Agreement also provides that Brown shall not be liable to the Trust or the Fund for any mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement or by reason of Brown’s reckless disregard of its obligations under the New Agreement or as otherwise required by applicable law. Neither the Trustees of the Trust nor the shareholders of the Fund are liable for any obligations of the Trust or of the Fund under the New Agreement. Under the New Agreement, Brown agrees that, in asserting any rights or claims thereunder, it shall look only to the assets and property of the Fund in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

If the New Agreement with Brown is approved by the shareholders, the New Agreement will be effective for an initial one-year period and thereafter will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Independent Trustees. The New Agreement is terminable, without penalty, by the Board or by a vote of a majority of the voting securities of the Fund on 60 days’ written notice to Brown or by Brown on 60 days’ written notice to the Trust. The New Agreement also provides for automatic termination in the event of its assignment, as that term is defined under the 1940 Act. The New Agreement may be amended or modified only by a written agreement that is properly authorized and executed by the Trust and Brown, and if required by law, by vote of a majority of the outstanding voting securities of the Fund.

The New Agreement is very similar to the Original Agreement, with the most significant differences being the following:

•	The New Agreement is with Brown rather than with ABIM.

•

The New Agreement permits Brown, if authorized by applicable law or SEC exemptive order, to use a “manager of managers” structure for the Fund, whereby Brown could enter into and amend agreements with subadvisers, subject to Board approval, without obtaining the approval of the Fund’s shareholders. The Trust has received an exemptive order from the SEC permitting the use of such a manager of managers structure for series of the Trust for which Brown serves as investment adviser, subject to certain conditions, including prior shareholder approval. Brown does not have any intention to use a manager of managers structure for the Fund. If Brown were to seek to use a manager of managers structure for the Fund in the future, approval of the Fund’s shareholders would be required before such a structure could be implemented. Such approval is not being sought from the Fund’s shareholders at this time.

Any description of the New Agreement set forth herein is qualified in its entirety by the provisions of the Form of Investment Advisory Agreement attached hereto as Exhibit A. If shareholders do not approve the New Agreement within 150 days of the effective date of the Transaction, the Board will take such actions as it deems in the best interests of the Fund’s shareholders.

Evaluation by the Board of Trustees

At the August 27, 2008 Board meeting, the Board, including the Independent Trustees, considered the approval of the New Agreement. In evaluating the New Agreement, the Board reviewed materials furnished by Brown, Atlantic and Citigroup Fund Services, LLC, the Brown Advisory Funds’ administrator (“Citigroup”), including information regarding: (1) services to be provided to the Fund including the nature, extent and quality of such services and the investment performance of the Fund and the Brown Advisory Funds; (2) the compensation to be paid to Brown including the cost of advisory services to be provided and profits to be realized by Brown and its affiliates from the relationship with the Fund, including the expense limitation arrangements for the Fund; (3) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee reflects these economies of scale for the benefit of the Fund’s investors; (4) other benefits received by Brown and its affiliates from their relationship with the Fund; (5) the continuation of services by most other Fund service providers, except for the Fund’s custodian, after the Transaction; and (6) whether any burden on the Fund would result from the Transaction. In particular, the Board focused on the following factors and made the following conclusions in considering approval of the New Agreement:

Services. In considering the nature, extent and quality of the services provided to the Fund by ABIM under the Original and Interim Agreements, and to be provided by Brown under the New Agreement, the Board was told that the portfolio management team at ABIM that has managed the Fund since 1993 will continue to manage the Fund on behalf of Brown. Brown represented that it would continue to provide high quality portfolio management services to the Fund under the New Agreement, and that the Management of the Fund will not change under the New Agreement or as a result of the Transaction. Brown also represented that it has adequate staffing levels to service the Fund and will be proactive in taking necessary steps to ensure that adequate staffing levels are maintained as the Fund grows. The Board concluded that the approval of the New Agreement, and the transition of the Fund’s management from ABIM to Brown, would not interfere with the day-to-day management of the Fund, and that Brown has the requisite back office support to help ensure continuation of Fund operations under the New Agreement. The Board also concluded that the scope and quality of services to be provided to the Fund will be at least equivalent to the scope and quality of services provided by ABIM under the Original and Interim Agreements.

Brown represented to the Board that Brown was successfully consolidating the operations of ABIM into those of Brown following the Transaction, and that the portfolio management team at ABIM responsible for the managing the day-to-day operations of the Fund would continue to do so as part of Brown under the New Agreement. Brown told the Board that the Transaction and the New Agreement would not effect any changes in the way the Fund is managed. Brown informed the Board that the Fund would be added to the Brown Advisory Funds combined prospectus effective October 1, 2008, when the new Brown Advisory

Funds prospectus was due to be issued. At Brown’s request, the Board approved the change in the Fund’s name, effective the same date, to facilitate this transition. The Board considered that the Fund’s shareholders will have the benefit of exchangeability into any of the other Brown Advisory Funds, once the transition of the Fund to the Brown Advisory Funds family is complete, following shareholder approval of the New Agreement. The Board also considered that, as part of the Brown Advisory Funds family, the Fund would benefit from Brown’s additional marketing resources, and from lower Fund expenses as certain shared expenses are spread over a larger asset base.

Performance. The Board considered the Fund’s performance history. The Board concluded that performance was not a significant factor regarding approval of the New Agreement due to the relatively short period that the Fund has been in operation.

Expense Limitation Arrangement. ABIM has contractually agreed, since the Fund’s inception on November 30, 2006 through at least November 30, 2008, to waive its fees under the Original and Interim Agreements and to reimburse Fund expenses in order to keep the Fund’s total annual fund operating expenses to 1.35% and 1.10% for the Fund’s A Shares and Institutional Shares, respectively. The Board considered that Brown has indicated that it will maintain such expense limitation arrangements in place for the Fund through at least             , 2008; thus, Fund expenses will not increase as a result of the Transaction or the New Agreement.

Compensation and Economies of Scale. The advisory fee rates to be paid by the Fund under the New Agreement will be the same as the advisory fee rates paid by the Fund under the Original and Interim Agreements. The Board considered Brown’s compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the advisory fee rate in the New Agreement contains breakpoints, allowing the Fund to benefit from economies of scale as the Fund grows, and that Brown intended to continue the expense limitation arrangements in effect for the Fund. The Board observed that the Fund’s proposed total expenses for its Institutional Shares were commensurate with the mean and median total expenses for its Lipper Inc. peer groups, and the Fund’s proposed total expenses for its A Shares were slightly higher than the mean and median total expenses for its Lipper Inc. peer groups. The Board recognized that it was difficult to make comparisons of expense ratios because of the variations in the services that are included in the fees paid by other funds. The Board concluded that Brown’s advisory fee, after waivers, was fair and reasonable.

Continuity of Service Providers. The Board considered that Atlantic would, at least initially, continue to serve as the Fund’s administrator, transfer agent, and fund accountant, and to provide compliance services to the Fund, under existing contracts. The Board also considered that the Fund’s distributor, Foreside, would remain the same. At Brown’s request, the Board approved, on July 23, 2008, a change in the Fund’s custodian from Citibank, N.A. to Brown Investment Advisory & Trust Company (“Brown Trust”), which is the custodian to most of the Brown Advisory Funds. The change of custodian was completed on August 29, 2008. The Board concluded that the continuation of the Fund’s other service provider contracts would help ensure continuity of Fund operations under the New Agreement. (At a subsequent meeting, the Board approved a change in certain of the Fund’s service providers; see “Additional Information – Other Fund Service Providers” below.)

No Undue Burden on the Fund. The terms of the Original Agreement and New Agreement are [identical in all material respects] but for the effective date and the identity of the investment adviser, and as noted above. The Board concluded that the approval of New Agreement would not result in: (1) an increase in the Fund’s advisory fees or total expenses; (2) a change in advisory services, portfolio management personnel, back office support or other service provider services; or (3) costs to the Fund in connection with seeking shareholder approval of the New Agreement.

Based upon its review, the Board concluded that the approval of the New Agreement is reasonable, fair and in the best interests of the Fund and its shareholders. The Board approved the New Agreement subject to the approval of the New Agreement by the Fund’s shareholders.

Section 15(f) of the 1940 Act

The Transaction involves a sale of ABIM, the investment adviser to the Fund. ABIM intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by ABIM of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund. Moreover, Brown has agreed that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund.

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Three out of the four Trustees were classified as independent Trustees prior to the Transaction, and continue to be classified as such. Brown will use its reasonable best efforts to ensure that at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act) of Holdings or ABIM during the three year period after the completion of the Transaction.

The Board recommends that the shareholders of the Fund vote “FOR” the Proposal.

INFORMATION ABOUT BROWN INVESTMENT ADVISORY INCORPORATED

Brown, a corporation organized under the laws of Maryland, does business under the name of Brown Advisory. Brown is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown is a wholly-owned subsidiary of Brown Trust, a trust company operating under the laws of Maryland. Brown Trust is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Trust operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. Brown and its affiliates have provided investment advisory and management services to clients for over 10 years. As of September 30, 2008, Brown and its affiliates (excluding an affiliated broker-dealer) had approximately $             billion of assets under management.

Set forth below is information about each director, general partner, and officer of Brown, each of whom may be contacted at Brown’s principal business address:

Name (Office)	Position with Adviser	Principal Occupation
Michael D. Hankin	President and Director	President of Brown and Chief Executive Officer of Holdings

David M. Churchill	Treasurer and Secretary	Treasurer and Secretary of Brown and Chief Financial Officer of Holdings

Nancy Denney	Chief Compliance Office and Assistant Secretary	Chief Compliance Officer of Brown

Richard M. Bernstein	Director	Portfolio Manager of Brown Trust

Geoffrey R.B. Carey	Director	Portfolio Manager of Brown Trust

Paul J. Chew	Director	Director of Research of Brown Trust

Brown also manages the Brown Advisory Funds, a mutual fund family which includes the following funds:

	Investment Objective	Assets as of August 31, 2008	Annual Advisory Fee (as a % of average daily net assets)		Fees waived during last fiscal year
Brown Advisory Growth Equity Fund	The Fund seeks to achieve capital appreciation by primarily investing in equity securities.	$76,075,954.75%			$3,477

Brown Advisory Value Equity Fund	The Fund seeks to achieve capital appreciation.	183,397,463.75%			0

Brown Advisory Small-Cap Growth Fund	The Fund seeks to achieve capital appreciation by primarily investing in equity securities	167,962,641	1.00%		4,999

Brown Advisory Small-Cap Value Fund	The Fund seeks to achieve long-term capital appreciation.	112,811,011	1.00%		4,459

Brown Advisory Opportunity Fund	The Fund seeks to achieve long-term capital appreciation.	26,806,147	1.00%		45,007

Brown Advisory Core International Fund	The Fund seeks maximum long-term total return consistent with reasonable risk to principal.	268,071,427	1.00%		0

[Brown Advisory Maryland Bond Fund]	The Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk.	95,221,412	.50 (waived	% )	443,920

[Brown Advisory International Income Fund]	The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.	172,831,822.35%			0

OTHER MATTERS

No other matters are expected to be presented at the Meeting other than the Proposal. If any other matter properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, Lina Bhatnagar, care of Atlantic Fund Administration, LLC, 3 Canal Plaza, Portland, Maine 04101.

As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially [less than 1%] of the outstanding shares of the Fund. As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of each class of the Fund:

Class	Shareholder Name and Address	Number of Shares	% of Class
A Shares			%

...
Institutional Shares			%

...

ADDITIONAL INFORMATION

Other Fund Service Providers

Atlantic provides administration, fund accounting, and transfer agency services to the Fund and the Trust. Citigroup provides such services to the Brown Advisory Funds. Brown Trust serves as the Fund’s custodian, as well as serving as custodian to most of the Brown Advisory Funds. Prior to August 29, 2008, Citibank, N.A. served as the Fund’s custodian. Foreside, located at 3 Canal Plaza, Portland, Maine 04101, serves as the Trust’s principal underwriter. Pursuant to a Compliance Services Agreement with the Trust, Atlantic also provides the Trust with a President, Chief Financial Officer and Chief Compliance Officer (the “Certifying Officers”) as well as with certain other compliance services (collectively, together with the provision of the Certifying Officers, “Compliance Services”). Foreside is not affiliated with Atlantic, Citigroup, or Brown.

Beginning on or about January 1, 2009, Citigroup will provide administration, fund accounting and transfer agency services to the Trust with respect to the Fund, and Foreside Compliance Services, LLC (“FCS”), an affiliate of Foreside, will provide Compliance Services to the Trust with respect to Fund. The foregoing changes will take place regardless of whether the Fund’s shareholders approve the Proposal. Citigroup and FCS currently provide these services to the Brown Advisory Funds (other than the Fund), and provided these services to the Fund prior to June 2008.

Reports to Shareholders

The Fund will furnish to shareholders without charge, on request, copies of its annual and semi-annual reports to shareholders for the periods ended October 31, 2007 and April 30, 2008, respectively. To request a copy of such reports, please write to the Fund at P.O. Box 588, Portland, Maine 04112, or call the Fund toll-free at (    )         -            . The annual and semi-annual reports are also available, without charge, on the Fund’s website at www.FlagInvestorsFunds.com.

By Order of the Board of Trustees,

Lina Bhatnagar

Secretary

EXHIBIT A

[Form of New Investment Advisory Agreement]

FORUM FUNDS

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of August 8, 2006, by and between Forum Funds, a Delaware business trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the “Trust”), and Brown Investment Advisory Incorporated, a Maryland corporation, with its principal office and place of business at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto (each, a “Fund” and collectively, the “Funds”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Trust hereby employs the Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b) In connection therewith, the Trust has delivered to the Adviser copies of: (i) the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Organic Documents”); (ii) the Trust’s Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”) with respect to each Fund; (iii) the Trust’s current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); and (iv) all procedures adopted by the Trust with respect to the Funds (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Adviser: (x) a certified copy of the resolution of the Board of Trustees of the Trust (the “Board”) appointing the Adviser and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Funds; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c) The Adviser has delivered, or will deliver within 45 days, to the Trust a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE TRUST

In order for the Adviser to perform the services required by this Agreement, the Trust: (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be required; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3. DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 9 of this Agreement, the Adviser, at its own expense, shall render the following services to the Trust:

(a) The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets on behalf of each Fund consistent with a Fund’s investment objectives, policies and restrictions. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Adviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Adviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates.

Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b) The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Adviser, and on its own initiative, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds’ holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Adviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

(c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust’s behalf in any such respect.

(d) On an annual basis, the Adviser shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Adviser shall permit the Trust, or its representatives to examine the reports required to be made to the Adviser under the Code. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after such change.

(e) The Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(f) The Adviser will cooperate with each Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(g) The Adviser will provide the Funds’ custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds’ assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Adviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which the Funds’ fund accountant does not obtain prices in the ordinary course of business.

(h) The Adviser shall authorize and permit any of its directors, officers and employees who may be duly elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(i) The Adviser shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

SECTION 4. COMPENSATION; EXPENSES

(a) In consideration of the foregoing, the Trust shall pay the Adviser, with respect to each Fund, a fee at an annual rate as listed in sub-section (a) of Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. Out-of-pocket reimbursements listed in sub-section (b) of Appendix A hereto, shall be payable monthly in arrears on the first day of each calendar month for services performed under this Agreement during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b) The Adviser shall reimburse expenses of each Fund or waive its fees to the extent necessary to maintain a Fund’s expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Adviser’s reimbursement of a Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month.

(c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(d) The Trust shall be responsible for and assumes the obligation for payment of all of its expenses, including: (i) the fee payable under this Agreement; (ii) the fees payable to each administrator under an agreement between the administrator and the Trust; (iii) expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes and brokerage fees and commissions; (v) premiums of insurance for the Trust, its trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust’s trustees and officers; (xviii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xix) costs of Board, Board committee, shareholder and other corporate meetings; (xx) SEC registration fees and related expenses; (xxi) state, territory or foreign securities laws registration fees and related expenses; and (xxii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar matters.

SECTION 5. STANDARD OF CARE

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

(b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective with respect to a Fund on the date above after approval by (1) a majority of the outstanding voting securities of that Fund, if required by the 1940 Act, and (2) a majority of the Board who are not interested parties of the Trust.

(b) This Agreement shall remain in effect with respect to a Fund for a period of one year from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. ACTIVITIES OF THE ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF ADVISOR

The Adviser represents and warrants that: (i) it is either registered as an investment Adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) (and will continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. SUBADVISERS

(a) At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Subadvisers”). The Adviser may with respect to a Fund:

(i) evaluate, select, and recommend Subadvisers to manage all or a portion of the Fund’s assets; (ii) allocate and, when appropriate, reallocate the Fund’s assets among multiple Subadvisers; (iii) terminate any Fund Subadviser; (iv) monitor and evaluate each Subadviser’s performance; and (v) implement procedures reasonably designed to seek to ensure that Subadvisers comply with the Fund’s investment objective, policies, and restrictions. Despite the Advisor’s ability to employ Subadvisers to perform the duties set forth in Section 3 of this Agreement, the Advisor shall retain overall supervisory responsibility for the general management and investment of each Fund’s assets.

(b) Each Subadviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund.

(c) The Adviser may, if authorized by applicable law or an exemptive order issued by the SEC to the Adviser and the Trust, and upon approval of the Board, (i) enter into and amend Sub-Advisory Agreements with new or current Subadvisers with respect to a Fund; and (ii) replace any Subadviser with respect to that Fund without seeking approval of Fund Shareholders (“Manager of Managers Structure”). The Adviser may not employ a Manager of Managers Structure with respect to a Fund without seeking prior approval of that Fund’s shareholders.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. RIGHTS TO NAME

If the Adviser ceases to act as Investment Adviser to the Trust or any Fund whose name includes the term “BrownIA” (the “Mark”) or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust or any such Fund to a name that does not include the Mark. The Adviser may from time to time make available without charge to the Trust for the Trust’s use any marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate. Upon the Adviser’s request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the Mark and any such marks or symbols that may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Mark in their names without the consent of the Trust. The Trust shall not use the Mark in conducting any business other than that of an investment company registered under the 1940 Act without the permission of the Adviser.

SECTION 12. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of New York.

(e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

(k) No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Advisor’s obligations under this Agreement.

(l) The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.

(m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FORUM FUNDS

/s/ Simon D. Collier
Simon D. Collier
President

BROWN INVESTMENT ADVISORY
INCORPORATED

/s/ David M. Churchill
David M. Churchill
Chief Financial Officer

FORUM FUNDS

INVESTMENT ADVISORY AGREEMENT

Appendix A

August 8, 2006

as amended             , 2008

(A) FEES

FUNDS OF THE TRUST	FEE AS A % OF THE ANNUAL AVERAGE DAILY NET ASSETS OF THE FUND
Brown Advisory Growth Equity Fund	0.75%
Brown Advisory Value Equity Fund	0.75%
Brown Advisory Small-Cap Growth Fund	1.00%
Brown Advisory Small-Cap Value Fund	1.00%
Brown Advisory Opportunity Fund	1.00%
Brown Advisory International Fund	1.05%
Brown Advisory Intermediate Income Fund	0.35%
Brown Advisory Maryland Bond Fund	0.50%
Brown Advisory Flexible Value Fund (effective November , 2008)	0.85% of first $100 million 0.75% of next $400 million 0.65% of amounts above $500 million

(B) OUT-OF-POCKET EXPENSES

Brown Advisory International Fund will reimburse the Adviser for the amounts paid to an independent consultant to evaluate the performance of new and current Subadvisers up to an annual maximum of 0.05% of the Fund’s average daily net assets. No reimbursements will be permitted unless the Board has authorized the retention of the independent consultant.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	FLAGI1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

Brown Advisory Flexible Value Fund (formerly known as Flag Investors — Equity Opportunity Fund)

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. If no choice is specified on the proxy, properly executed proxies that are returned in time to be voted at the meeting will be voted “FOR” the approval of the Proposal set forth below. The Trust has proposed this Proposal. The Board of Trustees recommends voting “FOR” the Proposal.

				For	Against	Abstain
Vote on Proposal

1. To approve the new investment advisory agreement between the Trust and Brown Investment Advisory Incorporated with respect to The Brown Advisory Flexible Value Fund (formerly known as the Flag Investors — Equity Opportunity Fund).

				☐	☐	☐

(NOTE: Checking the box labeled “Abstain” will result in the shares covered by the Proxy being treated as if they were voted “Against” the Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on November 6, 2008. Please sign and date this Proxy in the space provided and return it promptly in the postage-paid envelope provided. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

FORUM FUNDS

3 Canal Plaza

Portland, Maine 04101

PROXY

This Proxy is Solicited on Behalf of the Board of Trustees

Revoking any such prior appointments, the undersigned appoints Lina Bhatnagar,                      and                      (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of the Brown Advisory Flexible Value Fund (formerly known as the Flag Investors — Equity Opportunity Fund, the “Fund”), a series of Forum Funds (the “Trust”), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Atlantic Fund Administration, LLC, 3 Canal Plaza, Suite 300, Portland, Maine 04101, on November 6, 2008 at              (Eastern time), and at any postponements or adjournments thereof.